UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 9, 2023

ZHANLING INTERNATIONAL LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-54301	None
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

Unit 305-306, 3/F., New East Ocean Centre, No.9 Science Museum Road, Tsim Sha Tsui, Hong Kong 999077	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 18628565646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.001 par value	ZLME	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Previous Independent Accountants

On August 4, 2023, the Company dismissed TAAD LLP of Diamond Bar, California (“TAAD”) as the Company’s independent registered public accounting firm. The decision to dismiss TAAD was approved by our Board of Directors. The Company has authorized TAAD to respond fully to the inquiries of the successor auditors.

During the fiscal years ended December 31, 2022, and the subsequent interim periods through March 31, 2023, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) with TAAD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K) other than the material weakness in internal control over financial reporting identified and disclosed by us in our Form 10-K for the year ended December 31, 2022.

The audit reports of TAAD on the Company’s financial statements as of and for the years ended December 31, 2022, did not contain an adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

We have provided TAAD with a copy of the foregoing disclosures and have requested that TAAD provide a letter addressed to the Securities & Exchange Commission stating whether it agrees with the disclosure contained herein and, if not, stating the respects in which it does not agree. Pursuant to our request, TAAD has provided the letter attached hereto as Exhibit 16.1.

New Independent Accountants

On August 4, 2023, our Board of Directors appointed Enrome LLP of Singapore (“Enrome”) as our independent registered public accounting firm. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted Enrome regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has Enrome provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter to SEC from TAAD
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: August 9, 2023

Zhanling International Limited

By:	/s/ NingNing Xu
Name:	NingNing Xu
Title:	Chief Executive Officer, President and Secretary